UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2012

HARSCO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-03970	23-1483991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (717) 763-7064

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Changes to Executive Incentive Compensation Plan

In March 2012, Harsco Corporation (the “Company”) amended and restated the Company’s 1995 Executive Incentive Compensation Plan (the “Plan”), as authorized by the Company’s Board of Directors on January 24, 2012, to better align the Plan with corporate governance best practices.  The Plan was principally amended as follows:

•	to prohibit the repricing of underwater stock options and stock appreciation rights, including the purchase of underwater stock options for cash, without stockholder approval;

•	to expressly prohibit transfers for value of incentive-based compensation awards to third parties;

•
to expressly prohibit “reload options,” which are stock options that provide for automatic grants of additional stock options whenever exercised using shares of stock, rather than cash, to satisfy the exercise price;

•
to require that future awards under the Plan will be subject to any clawback or recoupment policy adopted by the Company or implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act; and

•	to revise the annual per person limit on equity awards granted to any participant to reflect the automatic adjustment to that limit resulting from the Company’s March 2007 two-for-one stock split.

The full text of the amended and restated Plan is attached hereto as Exhibit 10.1.

Adoption of Clawback Policy

Also in March 2012, as authorized by the Board of Directors on January 24, 2012, the Company adopted a compensation “clawback” policy (the “Policy”) for the recovery of compensation from its current or former executive officers under certain circumstances.  Pursuant to the Policy, the Company will use reasonable efforts to recover any incentive-based compensation paid or granted to an executive officer (i) in the event of an accounting restatement due to material noncompliance by the Company with the financial reporting requirements of federal securities laws and (ii) where the willful fraud, dishonesty or recklessness of the executive officer contributed to such noncompliance, as determined by the Board of Directors.  Under the Policy, the Company will seek to recover the difference between the amount of the incentive-based compensation received by the executive officer and the amount of incentive-based compensation such officer would have received had the amount been calculated based on the restated financial statements.  The Policy is attached hereto as Exhibit 99.1.

Changes to Insider Trading Policy

In March 2012, the Company amended its Insider Trading Policy to prohibit its directors, officers and employees from engaging in hedging or monetization transactions involving the Company’s securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds.  The Company’s Insider Trading Policy is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Harsco Corporation 1995 Executive Incentive Compensation Plan, as amended and restated effective March 12, 2012

99.1	Harsco Corporation Clawback Policy, effective March 12, 2012

99.2	Harsco Corporation Insider Trading Policy, as amended and effective March 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: March 13, 2012	By:	/s/ Mark E. Kimmel
Mark E. Kimmel
Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Harsco Corporation 1995 Executive Incentive Compensation Plan, as amended and restated effective March 12, 2012

99.1	Harsco Corporation Clawback Policy, effective March 12, 2012

99.2	Harsco Corporation Insider Trading Policy, as amended and effective March 12, 2012